SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
[X]  Definitive Proxy Statement                   BY RULE 14A-6(E)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section
     240.14a-13

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange 3 Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:

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    2)  Form, Schedule or Registration Statement No.:

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    4)  Date Filed:

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
IPAIT

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                         SPECIAL MEETING OF PARTICIPANTS
                                   TO BE HELD

                                December 9, 2005
                                    8:30 a.m.
                           Investors Management Group
                               Century II Building
                                1415 28th Street
                                    Suite 200
                           West Des Moines, Iowa 50266

Dear Participant:

At a Board of Trustees meeting on October 26, 2005 the Board considered and approved a new Advisor Agreement for the Iowa Public Agency Investment Trust ("IPAIT"). This action was taken as a result of the announcement that our investment advisor, Investors Management Group, Ltd. ("IMG"), would be acquired by West Bancorporation, Inc., a West Des Moines based bank holding company. Under the laws applicable to investment advisors and us, a change of control of IMG immediately terminates the current Advisor Agreement. To permit IMG to continue to serve as IPAIT's investment advisor after the change of control, the Board approved a new Advisor Agreement with IMG which will be effective on the date of the change of control. This "new" agreement is essentially identical in all material respects to the current Advisor Agreement.

No change to the service provided by IMG is anticipated. The IMG investment staff, Jeff Lorenzen, Laurie Mardis and Kevin Croft, are all anticipated to continue to manage IPAIT's investments. The IMG administrative staff, led by Amy Mitchell, will also continue to serve you. In the end, the change will simply result in IMG being owned by an Iowa banking organization, which many of you may know and do business with.

The approval of a new Advisor Agreement requires the approval of the Participants to be effective. As a result we have called a meeting of Participants to consider and approve the new agreement. In consideration of these matters and on behalf of our Board of Trustees we encourage you to execute and return the proxy provided herein. A Notice of the Meeting and a Proxy Statement, which describes the proposal, information about the Trustees, and how to vote is enclosed.

Your vote is important. While you may attend the meeting in person and vote, you may vote by proxy as described in the Proxy Statement. If you choose to vote by proxy, an authorized official of each Participant is asked to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. You may also fax it to us toll-free at 866-260-0246. Faxing or returning your proxy card to us will not prevent you from otherwise voting in person, but will assure that your vote will be counted if you are not in attendance and will ensure that a quorum will be present at the meeting which will avoid the additional expense of further proxy solicitation if a quorum is not present.

It is very important that your proxy be received promptly. We need to receive your card or fax no later than December 7, 2005.

The IPAIT Board of Trustees recommends that the Participants approve the new Advisor Agreement.

                                               Sincerely,

 Dated:  November 9, 2005                      /s/  Thomas Hanafan

                                               Chairman of the Board of Trustees

                    NOTICE OF SPECIAL MEETING OF PARTICIPANTS
                                   TO BE HELD

                                December 9, 2005


NOTICE IS HEREBY GIVEN that a Meeting of Participants (the "Meeting") of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), will be held on December 9, 2005 at 8:30 a.m. local time at Investors Management Group, Century II Building, 1415 28th Street, Suite 200, West Des Moines, Iowa 50266 for the following purpose:

     1. To approve a new Advisor Agreement with Investors Management Group, Ltd. to be effective 1 upon the closing of the acquisition of Investors Management Group, Ltd. by West Bancorporation, Inc.


The Board of Trustees of IPAIT fixed the close of business on November 9, 2005 as the record date (the "Record Date") for determining the Participants who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each Participant as of the Record Date which has a positive account in either the Diversified or Direct Government Obligation Portfolios (the "Portfolios") are entitled to cast one vote per Unit for each matter to be voted on. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposal.

Your vote is important. The authorized official of each Participant may execute the Proxy. Please sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope, or you may fax the signed proxy card to us toll-free at 866-260-0246. Faxing or returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present. It is very important that your proxy be received promptly. We must receive your vote by no later than December 7, 2005. The enclosed proxy is being solicited by the Board of Trustees of IPAIT who recommend that you vote in favor of the new Advisor Agreement.


                                        By Order of the Board of Trustees,


                                        /s/  Robert W. Haug

                                        Secretary

                                        Des Moines, Iowa

                                        November 9, 2005

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                      c/o Investors Management Group, Ltd.
                               Century II Building
                                1415 28th Street
                                    Suite 200
                        West Des Moines, Iowa 50266-1461
                                 (515) 244-5426
                                  800-872-4024

                                 PROXY STATEMENT
                         SPECIAL MEETING OF PARTICIPANTS

                             -----------------------

                               GENERAL INFORMATION

We are providing you with this Proxy Statement in connection with the solicitation of proxies by and on behalf of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), for use at the Special Meeting of Participants to be held at Investors Management Group, 1415 28th Street, Suite 200, West Des Moines, Iowa 50266 on December 9, 2005, at 8:30 a.m. local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy, and the Notice of Special Meeting will be first mailed or given to Participants on or about November 11, 2005.

Because many of the authorized representatives of IPAIT's Participants may be unable to attend the Meeting in person, the Board of Trustees is soliciting proxies to give each Participant an opportunity to vote on all matters presented at the Meeting. Authorized representatives of the Participants are urged to:

    (1) read this Proxy Statement carefully,

    (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy,

    (3) sign, date and return the Proxy by mail in the postage-paid, return envelope provided, or

    (4) fax the Proxy toll-free to fax number 866-260-0246.

If the accompanying proxy is executed properly by an authorized official of a Participant and returned, the Participants so voting will be deemed to have voted their Units at the Meeting in accordance with the instructions given. The Board of Trustees of IPAIT recommends a vote FOR all proposals. If no instructions are given, the Participant's Units will be voted FOR the approval of all proposals and any other business as may properly come before the Meeting.

IPAIT's annual and semi-annual reports have previously been delivered to participants of IPAIT. Such reports are available at no cost by calling toll-free at 800-872-4024, viewing online at www.IPAIT.org, or writing to IPAIT in care of Investors Management Group, Ltd. at 1415 28th Street, Suite 200, West Des Moines, Iowa 50266-1461.

Your vote is important. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.

                   QUESTION AND ANSWER SUMMARY: ABOUT THE VOTE

WHAT IS BEING VOTED ON AT THE MEETING?

As more fully described in this proxy statement, the Board of Trustees of IPAIT is asking Participants to consider and vote on the following proposal:

To approve a new Advisor Agreement with Investors Management Group, Ltd. to be effective upon the acquisition of Investors Management Group, Ltd. by West Bancorporation, Inc.

We may also transact any other business as may properly come before the Meeting or any adjournment thereof.

WHO CAN VOTE AT THE MEETING?

The Board of Trustees has set November 9, 2005 as the record date for the Meeting. Only Participants at the close of business on the record date which have positive account balances in either the Diversified Portfolio and/or the Direct Government Obligation Portfolio (the "Portfolios") will be entitled to receive notice of and to vote at the Meeting. Each Participant will be entitled to one vote per unit of beneficial ownership ("Unit") held in both Portfolios on each matter properly submitted for vote at the Meeting. Participants of each Portfolio vote separately on this proposal.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

Quorum for the Meeting is based on the number Units outstanding held by Participants in each Portfolio that are represented in person or by proxy. To have a quorum for a Portfolio we need a majority of the Units of each of the Diversified Portfolio and the Direct Government Obligation Portfolio to be present, in person or by proxy. Proxies received will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. The vote with respect to each proposal will be tabulated separately.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to Unit holders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of Units of each Portfolio represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

HOW TO VOTE?

If an authorized representative of each Participant completes and properly signs the accompanying proxy card and returns it to us, it will be voted as they direct, unless they later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Participants represented by a proxy will be voted FOR the proposal set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us, or vote at the meeting, you will be treated as if you voted AGAINST a proposal. If you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

If you attend the Meeting, you may deliver your completed proxy card or vote in person. You may either mail the proxy card to us in the envelope provided or you fax the signed proxy card toll-free to us at 866-260-0246.

CAN THE VOTE BE CHANGED AFTER RETURN OF THE PROXY CARD?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the Participant's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The approval of the new Advisor Agreement as to each Portfolio requires the affirmative vote of a majority of the outstanding Units of such Portfolio.

Abstentions are counted in tabulations of the votes cast on proposals presented to participants. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposals.

                   PROPOSAL TO APPROVE A NEW ADVISOR AGREEMENT

Investors Management Group, Ltd. ("IMG"), Century II Building, 1415 28th Street, Suite 200, West Des Moines, Iowa 50266 has been the investment advisor for IPAIT since IPAIT's inception in 1987. IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A. (AIG). AIG is a wholly owned subsidiary of AMCORE Financial, Inc. ("AMCORE") which is a publicly traded multi-bank holding company. AMCORE is based in Rockford, Illinois and is engaged in banking and related financial services businesses in Illinois and Wisconsin. On October 21, 2005 AMCORE executed a Stock Purchase Agreement with West Bancorporation, Inc. ("West Bancorp") that, if consummated, will result in IMG being acquired by and becoming a wholly owned subsidiary of West Bancorp (the "Transaction"). West Bancorp is a publicly traded bank holding company that owns and operates West Bank, an Iowa state charted bank. West Bank operates several branches in greater Des Moines as well as other locations in Iowa. West Bancorp and West Bank have offices in West Des Moines, Iowa. West Bancorp also owns and operates WB Capital Management Inc., d/b/a VMF Capital, a registered investment advisor, which provides investment advisory services to West Bank's customers. Closing of the Transaction is to occur on or before December 31, 2005.

Under the laws applicable to IMG and IPAIT, the acquisition of IMG by West Bancorp will result in the automatic termination of the current Advisor Agreement between IPAIT and IMG ("Current Advisor Agreement"). Consequently, in order for IMG to continue to serve as IPAIT's investment advisor, a "new" Advisor Agreement (the "New Advisor Agreement"), effective upon the consummation of the Transaction, must be approved by the Board of Trustees and the Participants. In the event that the Transaction does not occur, IMG will continue to manage IPAIT's assets under the Current Advisor Agreement.

At its Meeting on October 26, 2005, the IPAIT Board of Trustees were provided information regarding the Transaction and West Bancorp's plans for IMG after the Transaction is consummated. There is not anticipated to be any material change to the investment management structure of IMG. Jeffrey D. Lorenzen, IMG's President, Chief Investment Officer, and Director, along with his portfolio managers Laurie Mardis and Kevin Croft are expected to continue in these positions and will be subject to employment agreements for at least a three year period after the Transaction. In addition, IMG's Secretary, Treasurer, Director and Operations Manager, Amy Mitchell, will also be subject to an employment agreement and continue for a like period. Other investment analysts and administrative staff are also expected to continue to be employed by IMG after the transaction. Patricia Bonavia, a Director and Chief Executive Officer of IMG will, however, resign. Subsequent to the Transaction, it is expected that West Bancorp will appoint a Director to the IMG Board to replace Ms. Bonavia, however, who may be appointed or when this may occur is presently undecided.

THE CURRENT ADVISOR AGREEMENT

The Current Advisor Agreement with all amendments is attached to this Proxy Statement as Appendix A. The following is a summary of the essential terms of the Current Advisor Agreement. The form of the New Advisor Agreement incorporates all prior amendments to the Current Advisor Agreement and is otherwise identical except with respect to its term. A copy of the Form of New Advisor Agreement is also attached. The term of the New Advisor Agreement commences on the date that the Transaction is closed and ends on December 31, 2006. This Summary is qualified in its entirety by reference to the Current and New Advisor Agreement.

TERM: The Current Advisor Agreement is effective for the period January 1, 2004 through December 31, 2006, subject to annual approval of the Board of Trustees as required by the 40 Act and the right of the Board of Trustees to terminate the agreement at anytime on 60 days prior notice. The Current Advisor Agreement terminates automatically in the event of its assignment. The Current Advisor Agreement was last approved by Participants on August 24, 2004 and was last approved by the Board of Trustees on August 26, 2005. It was amended on October 26, 2005 to reflect a lower fee structure.

DUTIES: IMG continuously supervises IPAIT's investment program and determines what investments shall be purchased or sold and places all orders for the purchase and sale of investments. IMG also attends all meetings of the Participants and Trustees and assists with or conducts workshops and other informational meetings organized or sponsored by IPAIT. IMG furnishes information to the Board of Trustees as they may require and evaluates performance of the IPAIT's various other service providers. IMG directly consults with Participants and provides advice to them regarding their cash management needs. IMG is responsible for monitoring compliance with the amortized cost method of valuing IPAIT's assets (Rule 2a-7) and also complying with laws and regulations applicable to IPAIT. IMG also provides program support and support services including the services of a representative that works directly with participants and who provides annual and quarterly reports to the Trustees regarding these activities, as well as recommendations for other services.

COMPENSATION: IPAIT pays to IMG a monthly fee computed at an annual rate of .12% of the average daily assets of the combined Direct Government Obligation Portfolio and the Diversified Portfolio up to $100,000,000. If either the Direct Government Obligation Portfolio or the Diversified Portfolio's average daily assets are greater than $100,000,000 but less than $250,000,000 then as to that Portfolio, the fee for the amount over $100,000,000 is .095%. For average assets over $250,000,000, the fee is 0.07%.

EXPENSES: IMG pays various expenses from its fees in connection with its services to IPAIT. These include printing and postage costs of the Information Statement, proxy material and reports sent to Participants. In addition IMG pays for administrative costs of IPAIT associated with its performance under the agreement. IPAIT pays for all other costs and expenses including interest and taxes, brokerage commissions, compensation, if any, of Trustees, legal audit and accounting expenses, custodian charges, insurance, meeting expenses, other operations expenses directly incurred by IPAIT and authorized by the Board of Trustees and other non-recurring expenses, including obligations to indemnify the Trustees.

INDEMNITY AND LIMITATIONS OF LIABILITY: IPAIT does not indemnify or hold harmless IMG for any acts or liabilities. IMG indemnifies and holds harmless IPAIT against damages, claims, liability, and costs, including attorney's fees, proximately caused by IMG's negligent error or omission in the performance of professional services within the responsibility of IMG or as to any breach of duty or obligation assumed by or required of IMG under the agreement.

INSURANCE: IMG is required to purchase and maintain a variety of insurance coverages with specified limits covering its operations, including insurance coverage for workers compensation, general commercial liability, automobile liability and banker's professional coverage.

For the fiscal years ending June 30, 2005 and 2004, IPAIT paid IMG $275,011 and $346,989, respectively, in fees under the current Advisor Agreement.

In addition to advisory fees paid to IMG under Current Advisor Agreement, IMG has also paid fees under an Administrator Agreement for various services in connection with operating IPAIT on a daily basis. The Administrator Agreement was also approved by the Board of Trustees but is not required to be approved by the Participants under the 40 Act. As a result, the Board of Trustees is not submitting it to the Participants for approval.

The names and principal occupations of IMG principal executive officers and directors are as follows:

Jeffrey D. Lorenzen - Director, President and Chief Investment Officer - IMG. Mr. Lorenzen's principal occupation has been as a portfolio manager and in various other investment related positions for IMG since 1992.

Amy Mitchell, Director - Vice President, Treasurer, Chief Financial and Operations Officer and Secretary - IMG. Ms. Mitchell's principal occupation has been as operations manager for IMG since 1990.

Vera Lichtenberger - Chief Compliance Officer - IMG. Ms. Lichtenberger's principal occupation is an attorney and has served as Chief Compliance Officer for IMG since June, 2004.

Patricia Bonavia - Director and Chief Executive Officer - IMG. Ms. Bonavia's principal occupation is Chief Operating Officer of AMCORE Investment Group, N.A., the parent of IMG.

Each such person's address, except for Patricia Bonavia, is that of IMG. Patricia Bonavia's address is 501 Seventh Street, Rockford, IL 61104. As noted above, all will continue to serve in these same capacities after the Transaction is consummated, except Patricia Bonavia, who will resign on the date the Transaction is consummated.

Jeffrey D. Lorenzen has been designated as Principal Executive Officer of IPAIT; Amy Mitchell has been designated as Chief Financial Officer of IPAIT and Vera Lichtenberger serves as IPAIT's Chief Compliance Officer.


THE NEW ADVISOR AGREEMENT

The New Advisor Agreement is identical to the Current Advisor Agreement, except that it reflects the incorporation of the amendments made on October 26, 2005 and its term. Thus, the key terms, including fees, of the New Advisor Agreement are set out in detail above, under the heading "The Current Advisor Agreement." The initial term of the New Advisor Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about December 31, 2005) as its new effective date. Assuming that the New Advisor Agreement is approved by Participants, the New Advisor Agreement will then continue in effect until December 31, 2006. Thereafter, the New Advisor Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose of the IPAIT Trustees or (2) a vote of the holders of a majority of the outstanding Units of IPAIT.


BOARD CONSIDERATIONS RELATING TO THE NEW ADVISOR AGREEMENT

On October 26, 2005, the Board of Trustees held a meeting called for the purpose of considering, among other things the New Advisor Agreement. After careful review, the Board determined that approving the New Advisor Agreement was in the best interest of the Participants. At the meeting, senior officers of IMG and AMCORE discussed the Transaction and the need to approve the New Advisor Agreement due to the change of control of IMG. Representatives of West Bancorp also were present and discussed their plans for IMG. The Board of Trustees considered a wide range of information, including information of the type they considered in August, 2005 when they last determined to approve and continue the Current Advisor Agreement. In determining that the New Advisor Agreement was in the best interests of the Participants, the Board of Trustees considered all factors deemed to be relevant to IPAIT, including, but not limited to:

o the expectation that the operation of IMG and IPAIT's day-to-day management, including the portfolio managers, will remain unchanged for the foreseeable future;

o IMG and its personnel (including particularly those personnel with responsibilities for providing services to IPAIT), resources and investment process will remain unchanged;

o IMG will have access to the resources and personnel of West Bancorp and its other subsidiaries;

o    the financial viability of IMG will remain unchanged;

o the terms of the New Advisor Agreement, including the fee, will be the same, or lower, as those of the Current Advisor Agreement;

o the nature, extent and quality of the services that IMG has been providing to IPAIT will remain unchanged;

o    the investment performance of IPAIT over various periods;

o the advisory fee rate payable to IMG by IPAIT and by other client accounts managed by IMG;

o the total expense ratio of IPAIT and of similar funds managed by other advisors;

o    compensation payable by IPAIT to IMG for other services;

o the historical profitability of the Current Advisor Agreement to IMG and to AMCORE, and the projected profitability of the New Advisor Agreement to West Bancorp;

o the extent to which economies of scale would be realized from the fee structure as IPAIT grows.

The Board first noted that it had last approved the continuation of the Current Agreement in August, 2005 and in doing so reviewed its findings from that meeting. It was noted that no material differences had occurred in the information provided to the Board since that time, other than the acquisition by West Bancorp. The Board considered the level and depth of knowledge of the staff of IMG and the fact that IMG has served as IPAIT's investment advisor and administrator since its inception. The Board was advised that West Bancorp had negotiated long term employment contracts with key employees of IMG, including IPAIT's portfolio managers - Jeffrey Lorenzen, Laurie Mardis, Kevin Croft and IMG operations manager Amy Mitchell. West Bancorp has indicated that they also intend to retain, for the foreseeable future most if not all of the other IMG employees that currently provide services to IPAIT. IMG staff and West Bancorp further assured the Board that IMG administrative and technological resources and the processes in place to manage IPAIT's investments would remain unchanged or actually be enhanced.

In evaluating the quality of services provided by IMG, the Board took into account its familiarity with IMG's management through monthly executive committee meetings, quarterly board meetings, routine conversations and reports. West Bancorp assured the Board of its commitment to provide IMG with additional resources if and when needed to not just keep business as usual, but grow and enhance the business. West Bancorp noted that as a publicly traded company on NASDAQ it had a strong financial balance sheet for a bank holding company of its size. There were no plans to take any actions that would adversely affect IMG's financial viability, which has also been strong and consistently profitable over the years. Both companies, as noted, were well capitalized and IMG currently carries no debt.

The Board compared the advisory fees and total expense ratio of IPAIT with various comparative data that it had been provided previously in approving IPAIT's Current Advisor Agreement. This data compared the advisory fee to be paid under the Current Advisor Agreement and estimates of the other expenses to be paid by IPAIT to advisory fees and other expenses paid by comparable funds. The comparative data assisted the Board in assessing the fairness and reasonableness of the advisory fee to be paid under the Current Advisor Agreement, as well as the total estimated expenses to be paid by IPAIT. This data indicated that the advisory fee was comparable, if not lower than IPAIT's peers, and that the total expenses of the Fund were about average with similar funds. In assessing the reasonableness of the advisory fee, the Board was also provided information about IMG's profits and costs. The Board noted that IMG's profit margin had declined in recent years. It was observed that the decline in profitability was driven in part to a decline in assets under management while cost of operations remained constant. The decline in assets under management was caused by lower interest rates and competition from banks for public agency deposits. In addition, competitive factors were pushing IMG to negotiate lower fee rates, such as the recent amendment to the Current Advisor Agreement which adjusted breakpoints. Indeed the new fee structure under the New Advisor Agreement will result in improved economies of scale and lower fees as the size of IPAIT grows.

The Board considered IPAIT's recent performance results and noted that the Board reviews on a quarterly basis information about IPAIT's performance results, portfolio composition and investment strategies. The Board was provided information that compared IPAIT's performance with money market funds and other comparable public funds programs, which indicated comparable if not better returns than its peers over the last twelve months.

The Board also considered the administrative and program support services provided by IMG to IPAIT and the administration fee paid to IMG under IPAIT's Administration Agreement. The Board noted that IPAIT's advisory fee and total expenses were equal to or below the median of advisory fees and total expenses paid by its peer group of funds. The Board also took into consideration the financial condition, costs and profitability of the Advisor and West Bancorp and any indirect benefits derived by IMG from IMG's relationship with IPAIT.

In considering the approval of the New Advisor Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board concluded that IMG has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Advisor Agreement; the costs of services to be provided and profits to be realized by IMG are reasonable in comparison to those of investment advisors of comparable funds; and the proposed advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by IMG. The Board further determined that the change in control of IMG did not present any material change in the type and quality of service it would provide to IPAIT. Noting that the realization of economies of scale is reflected by including breakpoints in the advisory fee schedule, the Board concluded that IPAIT's Participants would benefit from economies of scale as IPAIT grows.

The Trustees also considered the provisions of Section 15(f) of the 1940 Act, which provides in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the Trustees of IPAIT are independent of IMG and (2) an "unfair burden" is not imposed on IPAIT as a result of the Transaction. IMG and AMCORE have agreed to pay all costs associated with the 2005 Special Meeting of Participants due to the Transaction. In addition, if the Transaction is consummated, it is expected that 100 percent of the Fund's Trustees will continue to be disinterested Trustees as all Trustees are currently disinterested and, based on IPAIT's composition requirements, it is unlikely that there will ever be an interested Trustee.

After carefully reviewing all of these factors, the Board, unanimously approved the New Advisor Agreement and recommended that IPAIT's Participants vote to approve the New Advisor Agreement.

                             ADDITIONAL INFORMATION

THE ADVISOR

The Advisor is an Iowa corporation organized in 1982 and has been registered as an investment advisor under the Investment Advisors Act of 1940, as amended since that time. The business address of IMG is 1415 28th Street, Suite 200, West Des Moines, Iowa 50266-1461.
                                  .
As of September 30, 2005, IMG had approximately $4.6 billion in assets under management. IMG's clients include pensions, foundations and endowments, insurance companies and one open-end mutual fund family - the Vintage Mutual Funds, Inc.

BROKERAGE COMMISSIONS

IPAIT paid no brokerage commissions or future commissions on its securities purchases during its last fiscal year and it is unlikely that it will do so in the future given its investment policies. The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.

RECORD DATE AND NUMBER OF OUTSTANDING UNITS

The Board of Trustees of IPAIT has fixed the close of business on November 9, 2005 as the Record Date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Participants of record with positive account balances in the Portfolios at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On this record date, there were 253,325,379.47 and 17,393,211.53 Units of the outstanding of the Diversified Portfolio or the Direct Government Obligation Portfolio, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, all Trustees and Officers of IPAIT, as a group, owned no Units of the Diversified Portfolio and the Direct Government Obligation Portfolio of IPAIT. As a matter of law, none are permitted to own any such Units.

The following table sets forth information regarding beneficial ownership of the Units in the Diversified Portfolio and the Direct Government Obligation Portfolio by all Participants known to IPAIT to be the beneficial owner of five percent or more of the outstanding Units. Unless otherwise noted in the footnotes following the table, the information is provided as of November 9, 2005 and the persons as to whom information is given have sole voting and investment power over the Units beneficially owned.


                              DIVERSIFIED PORTFOLIO

        City of Cedar Rapids           36,370,930.11 shares         14.36%
        City of Johnston               16,153,512.71 shares          6.38%


                     DIRECT GOVERNMENT OBLIGATION PORTFOLIO

        City of Cedar Rapids          17,377,654.57 shares          99.91%

                             SOLICITATION OF PROXIES

This solicitation is being made by mail on behalf of the Board of Trustees of IPAIT, but may also be made without additional remuneration by officers or employees of the Advisor by telephone, telegraph, facsimile transmission, electronic mail or personal interview. The expense of the printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting and any additional material relating to the Meeting, which may be furnished to Participants by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Administrator. To obtain the necessary representation of Participants at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone or interview by officers of IPAIT or employees of the Advisor. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.


                  PARTICIPANT PROPOSALS FOR NEXT ANNUAL MEETING

Annual meetings of Participants are not required to be held unless they are necessary under the 1940 Act. Therefore, although the Board of Trustees may determine to hold a special meeting in 2006, IPAIT may not hold Participant meetings on an annual basis. A Participant proposal intended to be presented at any meeting hereafter called must be received at IPAIT's offices a reasonable time before IPAIT begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in IPAIT's proxy statement and form of proxy relating to such meeting. If a Participant fails to submit the proposal by such date, IPAIT will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Participants.

Proposals should be sent to Robert Haug, IPAIT, Secretary, at 1735 NE 70th Avenue, Ankeny, Iowa 50021. The submission by a Participant of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Participant proposals are subject to certain regulations under the federal securities laws.


                                  OTHER MATTERS

The Board is not aware of any matters to come before the Meeting, other than the proposals specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the Participants should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                                ADVISOR AGREEMENT

                                     Between

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                                       and
                        INVESTORS MANAGEMENT GROUP, LTD.

                       January 1, 2006 - December 31, 2006


ADVISOR AGREEMENT

This Agreement is made by and between the Iowa Public Agency Investment Trust, an Iowa common law trust formed pursuant to Iowa Code chapter 28E and sections
331.555 and 384.21 (the "Trust"), and Investors Management Group, Ltd., an Iowa corporation (the "Advisor") as follows:

WHEREAS, the Trust was established in Iowa by a Joint Powers Agreement and Declaration of Trust dated as of October 1, 1987; and

WHEREAS, the beneficial interest of the Participants under the Joint Powers Agreement and Declaration of Trust in the property of each series of the Trust is divided into Units (the "Units"); and

WHEREAS, the Trust offers a Fixed Term Automated Investment Program; and

WHEREAS, pursuant to a Custodian Agreement, dated January 1, 2004, (the "Custodian Agreement"), Wells Fargo Bank Iowa, National Association, is custodian (the "Custodian") to the Trust; and

WHEREAS, pursuant to an Administrator Agreement, dated January 1, 2004, Investors Management Group, Ltd. (the "Administrator") has agreed to provide certain administrative services; and

WHEREAS, the Trust desires to avail itself of the experience, resources, advice, and assistance of the Advisor and to have the Advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Trustees of the Trust, as provided herein; and

WHEREAS, the Advisor is willing to undertake to render such services, on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


ARTICLE I. DELIVERY OF DOCUMENTS

Section 1.1. Documents Delivered. The Trust has delivered to the Advisor properly certified or authenticated copies of each of the following documents presently in effect and will deliver to them all future amendments and supplements, if any:

A. Amended Joint Powers Agreement and Declaration of Trust dated as of October 1, 1987 as amended August 1, 1988, May 1, 1993, and September 1, 2005 (the "Declaration");

B.  Restated Bylaws of the Trust (the "Bylaws");

C. Certified resolutions of the Trustees of the Trust authorizing the appointment of Investors Management Group, Ltd., as Advisor of the Trust and approving the form of this Agreement;

D.  Information Statement of the Trust (the "Information Statement");

E. A Certificate of the Secretary of the Trust setting forth the names and specimen signatures of the individuals authorized to act on behalf of the Trust in connection with matters arising hereunder as authorized officers;

F.  A copy of the Custodian Agreement dated January 1, 2004;

G.  A copy of the Administrator Agreement dated January 1, 2004; and

H. A copy of the Advisor Agreement, dated January 1, 2004, amended October 26, 2005.

ARTICLE II. APPOINTMENT, DUTIES AND COMPENSATION

Section 2.1. Appointment of Advisor. The Trust hereby appoints, pursuant to
Section 3.1 of the Declaration, Investors Management Group, Ltd., as Advisor of the Trust on the terms and for the period set forth in this Agreement, and Investors Management Group, Ltd., hereby accepts such appointment and agrees to perform the services and duties set forth in Section 2.2 hereof for the compensation provided in Section 2.3 hereof.

Section 2.2. Service and Duties. The following provisions of this Agreement relate to the functions of the Advisor in its capacity as Advisor:

A.   The Advisor shall:
     1. Supervise continuously the investment program of the Trust, the administration of the investment program, and the composition of its portfolios;
     2. Provide investment research, evaluation, and supervision of the Trust's investments;
     3. Determine what investment instruments shall be purchased or sold by the Trust;
     4. Arrange for the purchase and the sale of investment instruments held in each portfolio of the Trust and the Fixed Term Automated Investment Program;
     5. In connection with the purchase of certificates of deposit by the Trust, establish and maintain a list of state banks, national banks, savings and loan associations, and savings banks located within Iowa that qualify as depositories of public agencies under Iowa law and meet criteria established or approved by the Trustees of the Trust;
     6. Place all orders for the purchase, sale, or exchange of the Trust's assets;
     7.   Attend all meetings of the Trustees and Participants;
     8. Attend, assist with, or conduct workshops, informational meetings or seminars organized or sponsored by the Trust;
     9. Furnish the Trustees with statistical information, reports, and evaluation of Trust assets, and such other information as the Trustees may require for the management of the Trust;

     10. Evaluate the performance of the Trust, the Administrator and the Custodian and furnish such other information as the Trustees may require for the management of the Trust. Such evaluations and information will be furnished in response to inquiries from Trustees and in responding thereto the Advisor will seek such information, as is appropriate, from the Custodian and from other parties. The Advisor will not undertake extensive independent investigations in order to respond to such inquiries and will therefore not be liable for losses or claims incurred by the Trust arising as a result of problems investigated by the Advisor;
     11. In conjunction with the Administrator, provide, upon the request of a Participant of the Trust, individualized advice and consultation to such Participant regarding such Participant's cash management program;
     12. Monitor daily and weekly valuations of each series and if the amortized cost value deviates materially from the market value (more than .5%) will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to Participants; and
     13. There shall be established by the Trust an internal control structure to assure compliance with the Declaration of Trust, the Agreements, Trust policies and procedures, and applicable laws and rules. In conjunction with the Trust appointed legal counsel and public accounting firm, provide support and assistance with audits and reviews as required by the Trust.

B. COMPLIANCE. The Advisor shall act in conformity with the Declaration, the Bylaws and the Information Statement and with the instructions and directions of the Trustees and shall conform to and comply with all applicable federal and state laws, rules and regulations, including, but not limited to, the Investment Company Act of 1940 and all rules and regulations promulgated thereunder.

C. PLACEMENT OF ORDERS. The Advisor shall place all orders for the purchase, sale, loan or exchange of investment instruments for the Trust's account with brokers or dealers selected by the Advisor. The Advisor shall determine whether investment instruments are Permitted Investments. The Advisor is authorized as the agent of the Trust to give oral instructions to the Trust's Administrator and Custodian, confirmed by written instructions to the Custodian, as to deliveries of securities and payments for the account of the Trust. In connection with the selection of brokers and dealers and the placing of orders, the Advisor is directed to seek the most favorable execution and price.

D. BEST JUDGMENT. The Advisor shall give the Trust the benefit of its best judgment, experience and effort in rendering services hereunder, but the Advisor shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any investment instrument, whether the purchase, sale or retention is based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention is made and such other individual, firm or corporation was selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Advisor against any liability to the Trust or its Participants by reason of misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, nor shall anything herein contained constitute a waiver or limitation on any rights which the Trust may have under any federal securities laws.

E. MAINTAIN NAME OF TRUST. The Advisor will maintain the name "Iowa Public Agency Investment Trust" and assigns all right, title and interest in this name to the Trust and agrees to relinquish any and all right to use of this name by assignment or otherwise upon the termination of this Agreement or extension thereof.

F. PROGRAM SUPPORT AND DEVELOPMENT. The following provisions of this Agreement relate to the functions of the Advisor in its capacity as provider of program support and development services. The Advisor shall:

    1. Provide the services of a dedicated program representative to illustrate the advantages of the investment services provided by the Trust to Participants and potential participants and administer the Unit Holder Services Plan;

    2. Annually prepare and present to the Trustees a summary of anticipated activities and the projected results of support and development of the program and Unit Holder Service;

    3. Annually prepare recommendations of enhancements to the Trustees to be funded by existing and anticipated reserves within the Trust Administration Fund; and

    4. Quarterly prepare and present to the Trustees summaries of results of program support and development activities.

Section 2.3. Compensation. For the services to be rendered and the obligations assumed by the Advisor pursuant to section 2.2 of this Agreement, the Trust will pay to the Advisor as full compensation a fee as provided in attachment Exhibit A.

ARTICLE III. EXPENSES

Section 3.1. Expenses Paid by Advisor. The Advisor shall pay the following expenses, in addition to the expenses to be paid pursuant to Section 2.2:

A. Costs of printing the Information Statement and such other documents as may be used by the Trust in connection with its seeking and obtaining of additional Participants;
B. Administrative costs of the Trust associated with the performance of the Agreement; and
C. Expenses of preparing, printing and mailing Information Statements, reports, notices and proxy material to Participants of the Trust.

Section 3.2. Expenses Paid by the Trust. All expenses of the Trust not allocated to the Advisor pursuant to Section 3.1 hereof shall be paid by the Trust, including, but not limited to the following:

A.  Interest and taxes, if any;
B.  Brokerage commissions;
C.  Compensation (if any) and expenses of its Trustees;
D.  Legal, audit and accounting expenses;
E.  Fees and expenses of the Custodian;
F. Costs of appropriate insurance written by reputable insurers for the Trust and its interests;
G.  Expenses incidental to holding meetings of the Trustees or its Participants;
H. Nonrecurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and
I. Trust operations expenses incurred directly by the Trust and authorized by the Trustees.


ARTICLE IV. LIMITATIONS OF LIABILITY

Section 4.1. Trust's Liability Limitation. The Trust has been created pursuant to the Declaration, a copy of which has been delivered to the Advisor. Reference is hereby made to Article V of such Declaration which contains certain provisions limiting the liability of the Trustees, Participants, officers, employees and agents of the Trust. The obligations of the Trust created hereunder are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, Participants, officers, employees or agents of the Trust, and only that portion of the Trust Property necessary to satisfy the obligations of the Trust arising hereunder shall be bound or affected by the operation of this Agreement. When dealing with third parties on behalf of the Trust, the Advisor shall include such recitals in written documents as may be reasonably requested by the Trust pursuant to the provisions of the Declaration regarding the limitation of liabilities of the Trustees, Participants, officers, employees and agents of the Trust to the third parties.

Section 4.2. Indemnification. The Advisor will indemnify, hold harmless, and protect the Trust against any damages, claims, liability, and costs, including attorneys' fees, proximately caused by the Advisor's negligent error or omission in the performance of any professional services within the responsibility of the Advisor or to any breach of duty or obligation assumed by or required by the Advisor under the terms of this Agreement.

ARTICLE V.  INSURANCE REQUIREMENTS

Section 5.1. The Advisor shall purchase and maintain such insurance as will protect the Advisor from claims set forth below which may arise out of or result from the Advisor's operations under this Agreement, whether such operations be by the Advisor or by any sub-contractor or by anyone directly or indirectly employed by and of them, or by anyone for whose acts any of them may be liable:

A. Claims under Workers' Compensation, disability benefit, and other similar employee benefit acts.
B. Claims for damages because of bodily injury, occupational sickness or disease, or death of the Advisor's employee.
C. Claims for damages because of bodily injury, sickness or disease, or death of any person other than Advisor's employee.

Section 5.2. The insurance to be maintained by Advisor shall be written as follows:

A. Workers' Compensation and Employers Liability Insurance as prescribed by Iowa law minimum limits shown below covering Employers Liability: Bodily Injury by accident $500,000 each accident Bodily Injury by disease $500,000 each accident Bodily Injury by disease $500,000 policy limit
B. Commercial General Liability Insurance Combined Single Limits shown below covering Bodily Injury, Property Damage and Personal Injury:
    o    General Aggregate Limit - $2,000,000
    o    Products - Completed Operations Aggregate Limit - $2,000,000
    o    Personal and Advertising Injury Limit $1,000,000
    o    Each Occurrence Limit $1,000,000
    o    Fire Damage Limit (for any one fire) $50,000
    o    Medical Damage (for any one person) $5,000
C. Automobile Liability insurance, covering all owned, non-owned, hired and leased vehicles with a minimum combined single limit for Bodily Injury and Property Damage of $1,000,000 per accident. Insurance must include Contractual Liability.
D. Bankers Professional Liability Insurance covering activities of this Agreement. Limit: Minimum of $5,000,000 each claim, $5,000,000 aggregate Retention per loss: Please state.

This insurance must include the following features:
     1. Coverage for all premises and operations. The policy shall be endorsed to provide the Aggregate Per Project Endorsement.
     2.   Personal and Advertising Injury.
     3.   Operations by independent service provider.
     4.   Contractual Liability coverage.
     5. Coverage for property damage underground or damage by explosion or collapse (XCU).
     6. Umbrella/Excess Insurance - At Advisor's option, the limits specified in this Agreement may be satisfied with a combination of primary and Umbrella/Excess Insurance.
     7. Additional Insured - The Advisor will include the Trust as additional insured on all policies except Worker's Compensation as respects all work performed under this Agreement.
     8. Insurance Certificates - Each policy noted above shall be issued by an insurance company authorized to write such insurance in the State of Iowa and shall be reasonably acceptable to the Trust. These insurance policies shall not be cancelled without at least 10 days prior written notice to the Trust. A properly executed Certificate of Insurance showing evidence of these insurance requirements shall be delivered to the Trust prior to the commencement of work.

E. Subrogation. To the extent that such insurance is in force and collectible and to the extent permitted by law, the Trust and Advisor each hereby releases and waives all right of recovery against the other or anyone claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall apply to damage to Advisor's equipment, tools, and other personal property as well as automobiles. A WAIVER OF SUBROGATION is also required as respects the Advisor's Workers Compensation insurance.

ARTICLE VI. DURATION AND TERMINATION

Section 6.1. Term of Agreement. This Agreement, unless sooner terminated as provided in Section 6.2 or 6.3 hereof, shall continue until midnight December 31, 2006.

Section 6.2. Early Termination. Notwithstanding the provisions of the preceding
Section 6.1, this Agreement may be terminated at any time by either party, without the payment of any penalty by either party upon sixty-(60) days written notice to the other party.

Section 6.3. Termination on Assignment. This Agreement automatically and immediately terminates without notice or penalty in the event of assignment by any party hereto without giving prior written consent to such assignment.


                     ARTICLE VII. CONSULTATION AND RELIANCE

Section 7.1. Consultation with Counsel. The Advisor may consult with reputable and experienced legal counsel (who may be counsel to the Trust) concerning any question that may arise with reference to its duties under this Agreement, and the opinion of such counsel is full and complete protection in respect of any action taken or omitted by the Advisor in good faith and in accordance with the opinion.

Section 7.2. Reliance on Certificates. The Advisor is not liable and is fully protected in relying upon any notice, instrument, direction or other communication that the Advisor reasonably believes (based on the most recent certificate of the Secretary of the Trust that has been received by the Advisor) to have been given by an individual authorized to act on behalf of the Trust consistent with the Agreement, the Custodian Agreement, the Administrator Agreement, the Declaration of Trust, and the policies and procedures of the Trust of which it has notice.


ARTICLE VIII. MISCELLANEOUS

Section 8.1. Other Activities of the Advisor. Nothing in this Agreement shall prevent the Advisor or its officers, directors or employees from acting as investment advisor or manager or administrator for any other person, firm, corporation or entity and shall not in any way limit or restrict the Advisor or any of its directors, officers, partners or employees, or any of its affiliates' directors, officers, partners or employees from buying, selling or trading any investment instruments for its or their own accounts, or for the accounts of others for whom it or they may be acting. The Advisor represents that it will undertake no activities which, in its judgment, will materially adversely affect the performance of its obligations to the Trust under this Agreement. Directors, officers, partners, employees and agents of the Advisor or of affiliated persons of the Advisor may serve as officers, employees or agents of the Trust solely within the limitations of the Declaration.

Section 8.2. Compliance with Laws, Rules and Regulations. Anything in this Agreement to the contrary notwithstanding, the Advisor shall refrain from any action which, in its reasonable judgment, or in the judgment of the Trustees of which the Advisor has written notice, would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Trust or its Participants or which would not be permitted by the Declaration.

Section 8.3. Opinions and Reports. The Advisor shall provide such opinions and reports of legal counsel and certified public accountants as may be requested regarding the Advisor Agreement and relationship with the Trust and the adequacy and sufficiency of accounting, record keeping, and reporting obligations of the Advisor pursuant to this Agreement.

The Advisor shall provide the Trust with the most recent report of independent auditors concerning its function pursuant to this Agreement. The report shall be provided prior to each annual closing of the Trust; provided, however, that the Advisor shall notify the Trust immediately upon receipt of any such report which contains any qualifications or indication of existence of weakness.

The Advisor shall provide the trust within thirty (30) days of receipt of all communications from its auditor or any regulatory authority of a material weakness in internal control structure, or regulatory orders or sanctions against the Advisor.

Section 8.4. Recommendations. Without limiting the generality of the foregoing paragraph, the Advisor shall not recommend, or arrange for, the purchase by the Trust of any investment instrument which is not a Permitted Investment or the purchase or other acquisition of which would constitute a violation of the investment restrictions applicable to the Trust set forth in the Declaration or the policies and procedures of the Trust of which it has notice.

Section 8.5. Dealing with Third Parties. When dealing with third parties on behalf of the Trust in connection with the execution of investment transactions and other matters, the Advisor shall include such recitals in written documents as may be reasonably requested by the Trust pursuant to the provisions of the Declaration regarding the limitation of liability of the Trustees, Participants, officers, employees and agents of the Trust to third parties.

Section 8.6. Amendments. This Agreement shall not be modified or amended without the consent of each party, which consent must be evidenced by an instrument in writing executed by each party, or by their respective successors or permitted assigns.

Section 8.7. Captions. The captions in this Agreement are included for convenience of reference only and shall in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

Section 8.8. Severability. If any provision of this Agreement shall be held invalid under any applicable statute or regulation or by a decision of a court of competent jurisdiction, this invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions are severable.

Section 8.9. Binding Effect. Subject to the provisions of Section 5.3, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 8.10. Notices. Notices or consents of any kind required or permitted under this Agreement shall be in writing and shall be deemed duly delivered if delivered in person or if mailed by certified mail, return receipt requested, or telegraph, postage prepaid, to the appropriate party as follows:

If to the Trust:
Iowa Public Agency Investment Trust
c/o Beth Grob
Ahlers & Cooney, P.C.
100 Court Avenue, Suite 600
Des Moines, Iowa 50309

If to the Advisor or Administrator:
Investors Management Group, Ltd.
1415 28th Street, Suite 200
West Des Moines, Iowa 50266
Attention: Jeff Lorenzen

If to the Custodian:
Wells Fargo Bank Iowa, N.A.
Investment Management and Trust Department
666 Walnut Street
P.O. Box 837 Des Moines, Iowa 50304
Attention: Vice President, Custody Services

or at such other address or to the attention of such other individual specified by written notice.

Section 8.11. Entire Agreement. This Agreement, and the documents delivered pursuant to Section 1.1 constitute the entire agreement between the parties.

Section 8.12. Applicable Law. This Agreement shall be deemed to have been executed in the State of Iowa, and the laws of the State of Iowa govern the construction of this Agreement and the rights and remedies of the respective parties hereto.

Section 8.13. Enforcement and Waiver. Each party has the right at all times to enforce the provisions of this Agreement in strict accordance with the terms, notwithstanding any conduct or custom on the part of such party in refraining from so doing at any time or times. The failure to enforce its rights under those provisions, strictly in accordance with the same, is not construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of the respective parties are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

Section 8.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

Section 8.15.  Effectiveness. This Agreement shall take effect January 1, 2006.


IN WITNESS WHEREOF, the parties hereby have caused this instrument to be executed by their officers designated below as of the _______ day of 2005.


                       IOWA PUBLIC AGENCY INVESTMENT TRUST


By:
   ------------------------------------



                   INVESTORS MANAGEMENT GROUP, LTD., SECRETARY


By:
  -------------------------------------


Attest:
  -------------------------------------

                                    EXHIBIT A


The Advisor shall receive an advisor fee payable monthly and computed at an annual rate equal to .12% of the Trust's average daily assets up to $100 million. If the Trust's average daily assets of the Diversified Portfolio or the DGO Portfolio are greater than $100 million but less than $250 million, the fee shall be .095% of the Trust's average daily assets for that amount in excess of $100 million for that Portfolio. If the Trust's average daily assets of the Diversified Portfolio or the DGO Portfolio are greater than $250 million, the fee shall be .07% of the Trust's average daily assets for that amount in excess of $250 million for that Portfolio.

The annual fee for operating the Fixed Term Automated Investment Program will be 24.49% of the fee collected on securities purchased through the Fixed Term Automated Investment Program in accordance with the schedule of fees approved by the Trustees, the Administrator, the Advisor, and the Custodian. Such fee will be paid by Participants from earnings on the amount invested pursuant to the Fixed Term Automated Investment Program.

Subject to the foregoing, the fees shall be computed daily and paid monthly.

The fee may be modified upon the mutual agreement of the parties to this Agreement in writing.

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                          PROXY/VOTING INSTRUCTION CARD

                        SPECIAL MEETING DECEMBER 9, 2005
         THIS PROXY IS SOLICITED ON BEHALF OF IPAIT'S BOARD OF TRUSTEES


Revoking any such prior appointments, the undersigned, a participant of Iowa Public Agency Investment Trust ("IPAIT"), hereby appoints, Thomas Bredeweg, Robert Haug and William Peterson and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, as a Participant in IPAIT as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Participants to be held at the Century II Building, 1415 28th Street, Suite 200, West Des Moines, Iowa 50266-1461 on December 9, 2005 at 8:30 a.m. local time, and at any postponements or adjournments thereof.

The vote of the participant represented by this proxy/voting instruction, when properly executed, will be voted in the manner directed below, or if no direction is made, will be voted in favor of all proposals and each of the other items set forth on the proxy.

For the reasons set forth in this proxy statement, the board of trustees recommends that participants vote "for" all proposals.

Please mark boxes in ink. Sign, date and return this Proxy promptly, using the enclosed postage-paid envelope or toll-free fax 866-260-0246.

     Proposal 1: To approve a new Advisor Agreement with Investors Management Group, Ltd. to be effective upon the closing of the acquisition of Investors Management Group, Ltd. by West Bancorporation, Inc.

                   [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

     In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

                   [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Participants, dated December 9, 2005 and the Proxy Statement furnished therewith.


     {Ownername}                  {Portfolio}                  {Shares}


IPAIT PARTICIPANT:______________________________________________________________

Signature of Authorized Official: ______________________________________________

Printed Name: __________________________________________________________________

Title of Official:__________________________________   Dated: __________________


To save IPAIT additional vote solicitation expenses, please sign, date and return this proxy promptly, using the enclosed envelope or fax, toll-free, to 866-260-0246.